UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMENDMENT TO PROXY STATEMENT DATED APRIL 28, 2023, FOR THE NOVAVAX, INC. 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2023

EXPLANATORY NOTE

This Amendment No. 1 amends the Definitive Proxy Statement that was originally filed by Novavax, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “2023 Definitive Proxy Statement”). The 2023 Definitive Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Thursday, June 15, 2023 at 8:30 a.m. Eastern Time.

This Amendment No. 1 is being filed for the sole purpose of correcting the voting options with respect to Proposal 1 in the table under the question “What is the voting requirement to approve each of the proposals?” in the section of the 2023 Definitive Proxy Statement entitled “Information about the Annual Meeting and Voting” and to accordingly replace the form of proxy filed with the 2023 Definitive Proxy Statement. No other changes have been made to the 2023 Definitive Proxy Statement. This Amendment No. 1 is being filed with the SEC on May 3, 2023 and will be mailed or made available to our Record Date stockholders on or about May 5, 2023.

Except as described in this Amendment No. 1, none of the items or information presented in the 2023 Definitive Proxy Statement is affected by this Amendment No. 1. This Amendment No. 1 does not provide all of the information that is important to your voting decisions at the Annual Meeting, and the 2023 Definitive Proxy Statement contains other important additional information. This Amendment No. 1 should be read in conjunction with the 2023 Definitive Proxy Statement.

Amendment to “Information about the Annual Meeting and Voting”

The table under the question “What is the voting requirement to approve each of the proposals?” in the section of the 2023 Definitive Proxy Statement entitled “Information about the Annual Meeting and Voting” is hereby replaced with the following:

Proposal		Vote Required	Broker Non- Votes Allowed	Abstentions	You May Vote
1	Election of directors	Majority of votes cast	No	No effect	FOR, AGAINST, ABSTAIN
2	The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	Majority of votes cast	No	No effect	FOR, AGAINST, ABSTAIN
3	The approval, on an advisory basis, of the frequency of future Named Executive Officer compensation votes	Majority of votes cast	No	No effect	1 YEAR, 2 YEARS, 3 YEARS, ABSTAIN
4	Amendment to the Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation	Majority of shares of common stock outstanding	No	Against	FOR, AGAINST, ABSTAIN
5	Amendment and restatement of the Novavax, Inc. 2015 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by 6,170,000 shares	Majority of votes cast	No	No effect	FOR, AGAINST, ABSTAIN
6	Ratification of Ernst & Young LLP as independent auditors for 2023	Majority of votes cast	Yes	No effect	FOR, AGAINST, ABSTAIN

Form of Proxy

The form of proxy included in this Amendment No. 1 replaces in its entirety the form of proxy that was filed with the 2023 Definitive Proxy Statement.

novavax

NOVAVAX, INC.
21 FIRSTFIELD ROAD
GAITHERSBURG, MD 20878

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NVAX2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17881-P92816 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOVAVAX, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Class I directors to serve on the Board of Directors, each for a three-year term expiring at the 2026 Annual Meeting of Stockholders.

Nominees:	**For**	**Against**	**Abstain**
1a. John C. Jacobs	☐	☐	☐
1b. Gregg H. Alton, J.D.	☐	☐	☐
1c. Richard J. Rodgers	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for proposal 3 and FOR proposals 2, 4, 5 and 6.

	For	**Against**	**Abstain**
2. The approval, on an advisory basis, of the compensation paid to our Named Executive Officers.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. The approval, on an advisory basis, of holding future executive compensation advisory votes every three years, every two years, or every year.	☐	☐	☐	☐

	For	**Against**	**Abstain**
4. Amendment to the Second Amended and Restated Certificate of Incorporation of Novavax, Inc., as amended, to reflect Delaware law provisions allowing officer exculpation.	☐	☐	☐
5. Amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase the number of shares of common stock available for issuance thereunder by 6,170,000 shares.	☐	☐	☐
6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V17882-P92816 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Materials are available at www.proxyvote.com. NOVAVAX, INC. Annual Meeting of Stockholders June 15, 2023 8:30 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John C. Jacobs and John A. Herrmann III, or either of them, as proxies and attorneys-in-fact, each with the power to act without the other and to appoint his substitute, and hereby authorize(s) them to vote, as designated on the reverse side of the proxy card and in their discretion on such other business as may properly come before such meeting, all of the shares of Common Stock of Novavax, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, Eastern Time on June 15, 2023, and any adjournment or postponement thereof and otherwise to represent the stockholder(s) at such meeting with all powers possessed by the stockholder(s) if personally present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors’ recommendations, and the discretion of the proxies with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side